                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                                                 Case No.:       399-02649 THROUGH 399-02680
                                                                                                       -----------------------------
        SERVICE MERCHANDISE COMPANY, INC.
        ----------------------------------------------------------
                                                                                       Judge:          PAINE
                                                                                                       -----------------------------

                                                                                       Chapter 11

Debtor(s)

                           MONTHLY OPERATING REPORT FOR PERIOD ENDING       August 26, 2001
                                                                        -----------------------

                           COMES NOW,               SERVICE MERCHANDISE COMPANY, INC.
                                                    -------------------------------------------

         Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing July 30, 2001 and ending August 26, 2001 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                           [ X ] Monthly Reporting Questionnaire (Attachment 1)

                           [ X ] Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                           [N/A] Summary of Accounts Receivable (Form OPR-3)

                           [ X ] Schedule of Postpetition Liabilities (Form OPR-4)

                           [ X ] Statement of Income (Loss) (Form OPR-5)


                     I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

          Date:     September 17, 2001                            DEBTOR - IN - POSSESSION
               -----------------------------------------

                                                                  By:               /s/ Kenneth A. Conway
                                                                                    ------------------------------------------------

                                                                  Name and Title:   KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                                                                    ------------------------------------------------

                                                                  Address:          7100 SERVICE MERCHANDISE DRIVE
                                                                                    ------------------------------------------------
                                                                                    BRENTWOOD, TENNESSEE 37027
                                                                                    ------------------------------------------------

                                                                  Telephone No:     (615) 660-3340
                                                                                    ------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

1. PAYROLL

                                                                                  WAGES                       TAXES
     OFFICERS                                  TITLE                              GROSS          NET           DUE         PAID
-----------------------------------------------------------------------------------------------------------------------------------
S. CUSANO               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER      $ 57,500.00   $ 37,046.62   $ 5,060.02   $ 15,180.08
JANE F. GILMARTIN       PRESIDENT AND CHIEF MERCHANDISING OFFICER              $196,399.10   $137,519.16   $ 3,387.76   $ 56,067.73
C. STEVEN MOORE         SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                        GENERAL COUNSEL AND SECRETARY                          $ 27,693.91   $ 18,919.02   $ 2,084.61   $  6,476.98
MICHAEL E. HOGREFE      SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER      $ 23,847.83   $ 16,513.83   $ 1,724.39   $  5,396.33
ERIC A. KOVATS          SENIOR VICE PRESIDENT, STORES                          $ 21,924.71   $ 15,345.88   $ 1,451.54   $  4,577.81
KARREN M. PRASIFKA      VICE PRESIDENT, ASSISTANT GENERAL COUNSEL              $ 17,509.00   $ 11,916.64   $ 1,322.47   $  4,181.01
KENNETH A. CONWAY       VICE PRESIDENT AND CONTROLLER                          $ 13,076.92   $  9,687.60   $   613.66   $  1,840.98
JOE M. ELLIOTT          VICE PRESIDENT, PROPERTY ADMINISTRATION                $ 11,538.48   $  7,990.34   $   591.45   $  1,774.36
KIMBERLY B. SOUTHARD    ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING  AND
                        ASSISTANT TREASURER                                    $  8,846.16   $  5,528.19   $   629.72   $  1,889.17

The following associate received a payment, in accordance with the terms of her employment agreement, that is included in the amounts above.

JANE F. GILMARTIN                                                              $156,250.00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

2.  INSURANCE

                                                                    COVERAGE       POLICY       EXPIRATION  PREMIUM   DATE COVERAGE
TYPE                              NAME OF CARRIER                    AMOUNT        NUMBER          DATE      AMOUNT    PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                          Fireman's Fund Insurance Co     $5 Million    01MXI97600751    12/31/01   $685,000     12/31/01
                                  Royal Indemnity Co.             $5 Million      RHD317182      12/31/01   $ 90,250     12/31/01
                                  Westchester Fire                $15 Million    1XA394430-0     12/31/01   $ 64,125     12/31/01
                                  Allianz Insurance Co            $12 Million     CLP1036568     12/31/01   $ 26,583     12/31/01
                                  TIG Insurance Co                $13 Million    XPT38844629     12/31/01   $ 28,730     12/31/01
                                  Westchester Fire                $20 Million    1XA394429-0     12/31/01   $ 13,500     12/31/01
                                  Allianz Insurance Co            $30 Million     CLP1036568     12/31/01   $ 20,250     12/31/01
                                  Allianz Insurance Co            $25 Million     CLP1036568     12/31/01   $  8,500     12/31/01
Boiler & Machinery                Hartford Steam Boiler           $10 Million      4914359       12/31/01   $  9,934     12/31/01
Transit                           Fireman's Fund Insurance Co     $1 Million      CCIMG72820     12/31/01   $ 10,000     12/31/01
Ocean Cargo                       Fireman's Fund Insurance Co     $10 Million      CR37211       12/31/01   $ 40,000     12/31/01
General Liability                 Ace American Ins Co             $5 Million     XSLG20577009    12/31/01   $212,279     12/31/01
Workers' Compensation             Pacific Employers Ins Co        Statutory      WLRC43024516    12/31/01   $136,566     12/31/01
WC Excess                         Ace American Ins Co             Statutory       XWC014026      12/31/01   $ 12,108     12/31/01
WC Contractual Indemnity          Illinois Union Insurance Co     Statutory      CTPG20577344    12/31/01   $ 20,500     12/31/01
Auto                              Pacific Employers Ins Co        $1 Million     ISAH07968358    12/31/01   $ 33,518     12/31/01
Umbrella                          Ohio Casualty Group             $50 Million    BXO52805120     12/31/01   $ 88,250     12/31/01
Excess Liability                  Zurich American of Illinois     $50 Million    AEC287610703    12/31/01   $ 30,000     12/31/01
International                     Ace American Ins Co             $1 Million      PHF051491      12/31/01   $  2,500     12/31/01
Punitive Damages                  Magna Carta Ins. Ltd.           $50 Million     MCPD201058     12/31/01   $ 40,000     12/31/01
Punitive Damages - Excess         Zurich Ins. Co Bermuda Branch   $50 Million    ZICBB-091 PD    12/31/01   $  5,000     12/31/01
Directors & Officers              Continental Insurance Co        $10 Million     300714943      03/01/02   $200,000     03/01/02
                                  Federal Insurance Co            $10 Million     81278902-A     03/01/02   $190,000     03/01/02
                                  Royal Insurance Co              $10 Million     PSF000009      03/01/02   $175,000     03/01/02
                                  Greenwich Ins. Co.              $10 Million    ELU82217-01     03/01/02   $198,949     03/01/02
                                  Zurich-American Ins. Co.        $10 Million   DOC3746468-00    03/01/02   $146,704     03/01/02
                                  Kemper Insurance Co             $10 Million    3DY00200100     03/01/02   $ 99,110     03/01/02
Crime                             National Union Fire Ins Co      $10 Million      8726439       03/01/02   $ 53,833     03/01/02
Fiduciary                         National Union Fire Ins Co      $10 Million      8726812       03/01/02   $ 25,839     03/01/02
Employment Practices Liability    Chubb Insurance Co              $5 Million      81278901A      03/01/02   $100,000     03/01/02
                                  National Union Fire Ins Co      $5 Million       8727499       03/01/02   $ 70,000     03/01/02
                                  Royal Insurance Co              $10 Million     PSF000010      03/01/02   $ 85,000     03/01/02
Special Crime                     Reliance Insurance Co           $25 Million     NFK1951937     05/01/02   $ 13,458     05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                              $     4,950
RETAIL SAFE FUNDS                                                          1,768,561

CORPORATE ACCOUNTS                                                         1,998,744

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                              465,061
KEY NATIONAL BANK                                                            286,613
FLEET BOSTON                                                                 328,284
FIRST UNION                                                                2,180,754
BANK ONE LOUISIANA                                                           229,375
ABN - AMRO BANK                                                              210,848
COMERICA BANK                                                                121,714
AM SOUTH                                                                     239,745
BANK OF AMERICA                                                              221,508
BANK OF OKLAHOMA                                                             112,809
CHASE BANK OF TEXAS                                                          618,309
SINGLE STORE DEPOSITORY ACCOUNTS                                             259,235
WELLS FARGO BANK                                                              54,458
BANK ONE, IN                                                                 106,889
PNC BANK                                                                     420,760
OAK BROOK BANK                                                               467,757

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)         7,018,119


OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                               76,755
OTHER CASH ACCOUNTS                                                        9,026,503
                                                                         -----------

TOTAL CASH PER GENERAL LEDGER                                            $26,217,752
                                                                         ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                           ACTUAL             ACTUAL            ACTUAL             ACTUAL            TOTAL

                                   Monday 07/30/01           08/06/01          08/13/01           08/20/01          07/30/01
                                   Sunday 08/05/01           08/12/01          08/19/01           08/26/01          08/26/01
                                          --------           --------          --------           --------          --------
Receipts:
   Sales receipts                         $ 13,459           $ 15,959          $ 13,561           $ 15,671          $ 58,650
   Miscellaneous receipts                       --              2,115               283                141             2,539
                                          --------           --------          --------           --------          --------
Total available collections                 13,459             18,074            13,844             15,812            61,189


Disbursements:
   Merchandise disbursements                 6,527              5,609             7,677              5,288            25,101
   Non-merchandise disbursements            10,816             10,154             9,539              9,588            40,097
                                          --------           --------          --------           --------          --------
Total disbursements                         17,343             15,763            17,216             14,876            65,198
                                          --------           --------          --------           --------          --------

Net receipts/(disbursements)              $ (3,884)          $  2,311          $ (3,372)          $    936          $ (4,009)
                                          ========           ========          ========           ========          ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                        ACTUAL            ACTUAL           FORECAST          FORECAST          FORECAST
                                       08/26/01          09/09/01          09/30/01          10/28/01          11/25/01
                                       --------          --------          --------          --------          --------
Ending total revolver balance          $188,014          $196,616          $211,663          $270,780          $328,846
Term loan                                60,000            60,000            60,000            60,000            60,000
Standby letters of credit                24,335            23,729            23,729            23,572            24,416
Trade letters of credit                  45,867            42,037            42,562            27,416            21,640
                                       --------          --------          --------          --------          --------
Total extensions of credit              318,216           322,382           337,954           381,768           434,902

Borrowing base                          408,292           440,198           448,286           507,323           537,883
                                       --------          --------          --------          --------          --------

Availability                           $ 90,076          $117,816          $110,332          $125,555          $102,981
                                       ========          ========          ========          ========          ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

4. PAYMENTS TO PROFESSIONALS JULY 30, 2001 THROUGH AUGUST 26, 2001

     Vendor #                                 Vendor Name                            Check Amt.         Check Date     Check #
-------------------------------------------------------------------------------------------------------------------------------
      57117        Deloitte and Touche                                               $ 18,000.00         07/31/01      50049064
      57117        Deloitte and Touche                                               $ 26,318.62         07/31/01      50049100
      99454        Harwell, Howard, Hyne, Gabbert, and Manner, PC                    $ 12,896.95         07/31/01      B0025373
      71217        Bass, Berry and Sims                                              $180,395.96         07/31/01      B0025375
      99391        Otterbourg, Steindler, Houston and Rosen, PC                      $102,065.01         07/31/01      B0025376
      50995        Brann and Isaacson                                                $     71.21         08/01/01      50049317
      57117        Deloitte and Touche                                               $ 18,959.00         08/01/01      50049318
      99459        Robert L. Berger and Associates                                   $ 14,198.71         08/01/01      B0025396
      57117        Deloitte and Touche                                               $  4,911.00         08/02/01      50049431
       2642        Waller, Lansden, Dortch and Davis                                 $ 21,370.99         08/02/01      70001138
      57117        Deloitte and Touche                                               $ 55,296.00         08/06/01      50049581
      57117        Deloitte and Touche                                               $ 34,176.00         08/07/01      50049726
      40443        Robert J. Bard, Esq.                                              $  5,000.00         08/13/01      50050142
      48779        Loss, Pavone and Orel                                             $     50.52         08/13/01      50050143
      67017        Barkley and Thompson                                              $  5,091.73         08/13/01      50050145
      86237        Brusniak, Clement, Harrison and McCool, PC                        $  1,367.98         08/13/01      50050147
      80443        Coudert Brothers                                                  $    878.99         08/14/01      50050214
      44013        McCarter and English                                              $  5,963.95         08/14/01      50050261
      48779        Loss, Pavone and Orel                                             $    375.00         08/14/01      50050263
      67017        Barkley and Thompson                                              $  5,637.35         08/14/01      50050264
      95912        Kightlinger and Gray                                              $    389.50         08/14/01      50050268
      95912        Kightlinger and Gray                                              $      3.80         08/14/01      50050269
      96684        Sherbow and Mitchell                                              $  5,000.00         08/14/01      50050270
      44013        McCarter and English                                              $    579.58         08/15/01      50050393
     101606        Service Real Estate Venture                                       $ 45,602.00         08/15/01      B0025463
     101606        Service Real Estate Venture                                       $ 93,000.00         08/15/01      B0025464
     101606        Service Real Estate Venture                                       $ 45,822.00         08/15/01      B0025465
      71217        Bass, Berry and Sims                                              $160,029.94         08/15/01      B0025469
      98378        Skadden, Arps, Slate, Meagher and Flom                            $390,064.00         08/15/01      B0025470
      99104        Jay Alix and Associates                                           $ 10,686.12         08/15/01      B0025471
      44013        McCarter and English                                              $ 11,152.66         08/20/01      50050786
      57117        Deloitte and Touche                                               $ 11,000.00         08/20/01      50050788
      57117        Deloitte and Touche                                               $ 68,950.00         08/22/01      50050958

FORM OPR - 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                                                  AUGUST 26,         JULY 29,
                                                                                     2001              2001
                                                                                  ----------         --------
ASSETS
Current Assets:
     Cash and cash equivalents                                                     $ 26,218          $ 19,368
     Accounts receivable                                                              6,670             6,644
     Inventories                                                                    425,960           417,795
     Prepaid Expenses                                                                10,969            11,179
                                                                                   --------          --------

     TOTAL CURRENT ASSETS                                                           469,817           454,986
                                                                                   --------          --------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                                  348,404           351,614
     Capitalized leases, net of accumulated amortization                             10,910            11,074
                                                                                   --------          --------

                    TOTAL PROPERTY AND EQUIPMENT                                    359,314           362,688
                                                                                   --------          --------

     Other assets and deferred charges                                               38,482            40,612
                                                                                   --------          --------

     TOTAL ASSETS                                                                  $867,613          $858,286
                                                                                   ========          ========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise Current Liabilities:
     Notes payable to banks                                                        $188,014          $185,003
     Accounts payable                                                                45,650            25,624
     Accrued expenses                                                               107,016           122,493
     State & local sales tax                                                          8,435             8,570
     Current maturities capitalized leases                                               99                98
                                                                                   --------          --------


     TOTAL CURRENT LIABILITIES                                                      349,214           341,788
                                                                                   --------          --------

FORM OPR - 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                                                    AUGUST 26,              JULY 29,
                                                                                       2001                   2001
                                                                                   ------------           ------------
Long-Term Liabilities:
     Long-term debt                                                                      60,000                 60,000
     Capitalized lease obligations                                                        2,329                  2,338
Liabilities Subject To Compromise:
     Accrued restructuring costs                                                         42,077                 42,077
     Capitalized lease obligations                                                       20,040                 20,310
     Long-term debt                                                                     409,138                410,622
     Accounts payable                                                                   198,749                198,651
     Accrued expenses                                                                    75,270                 74,420
                                                                                   ------------           ------------
     Total Liabilities Subject To Compromise                                            745,274                746,080

     TOTAL LIABILITIES                                                                1,156,817              1,150,206
                                                                                   ------------           ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                                        49,935                 49,935
     Additional paid-in-capital                                                           5,881                  5,881
     Deferred compensation                                                                 (137)                  (146)
     Accumulated other comprehensive loss                                                (2,545)                (2,545)
     Retained (deficit) earnings                                                       (342,338)              (345,045)
                                                                                   ------------           ------------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                                   (289,204)              (291,920)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                          $    867,613           $    858,286
                                                                                   ============           ============

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: AUGUST 26, 2001
FORM OPR-3 NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET.AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED: 08/26/2001
FORM OPR-4

                                                       Total
                                                     --------
Trade Accounts Payable (Merchandise)                 $ 45,650


                                                       Total
                                                     --------
Expense & other payables                             $107,016

CHAPTER 11

MONTHLY OPERATING REPORT

MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                            Date         Date       Total
                TAXES PAYABLE                             Incurred        Due        Due
Federal income tax                                  **     Various      Various    $ 7,919

State income tax                                           Various      Various       (559)
                                                                                   -------

                                          SUBTOTAL                                 $ 7,360
                                                                                   -------


Sales/use tax                             SUBTOTAL   *     Various      Various    $ 9,141
                                                                                   -------


Personal property tax                                *     Various      Various    $ 2,985

Real estate taxes                                    *     Various      Various     12,140

Inventory taxes                                      *     Various      Various         --

Gross receipts/bus licenses                          *     Various      Various        229

Franchise taxes                                      *     Various      Various        548
                                                                                   -------

                                          SUBTOTAL                                 $15,902
                                                                                   -------


TOTAL TAXES PAYABLE                                                                $32,403
                                                                                   =======

*   liability included in accrued expenses on OPR-2

**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 30, 2001 THROUGH AUGUST 26, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                           DATE                                   TOTAL DUE
                                                         INCURRED             DATE DUE        (8/26/01 BALANCE)
                                                         ------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00             04/14/04            $ 188,014
         Facility standby letters of credit              04/14/00             04/14/04               24,335
         Facility trade letters of credit                04/14/00             04/14/04               45,867
         Term loans                                      04/14/00             04/14/04               60,000
                                                                                                  ---------
TOTAL EXTENSIONS OF CREDIT                                                                        $ 318,216
                                                                                                  =========


ACCRUED INTEREST PAYABLE                                                                          $     656
                                                                                                  =========


FORM OPR-5    SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                   ACTIVITY            ACTIVITY          ACTIVITY YTD          ACTIVITY YTD
                                                 JULY 30, 2001       JULY 31, 2000      JANUARY 1, 2001      JANUARY 3, 2000
                                                    THROUGH             THROUGH             THROUGH              THROUGH
                                                AUGUST 26, 2001     AUGUST 27, 2000     AUGUST 26, 2001      AUGUST 27, 2000
                                                ---------------     ---------------     ---------------      ---------------

Net Sales                                          $  54,068           $  90,609           $ 572,297             $ 951,774
Costs of merchandise sold and buying and
  occupancy expense                                   45,434              79,044             420,259               758,093
                                                   ---------         -----------           ---------             ---------
Gross margin after cost of merchandise
  sold and buying and occupancy expenses               8,634              11,565             152,038               193,681

Selling, General and Administrative Expenses:
  Net Employment Expense                              11,904              20,595             110,338               199,225
  Net Advertising                                      1,271               2,372              37,836                45,438
  Banking and Other Fees                               3,270               1,274              10,936                13,589
  Real Estate and Other Taxes                          1,714               1,870              15,095                15,273
  Supplies                                               904                 788               4,969                 7,124
  Communication and Equipment                            314                 348               2,558                 3,164
  Travel                                                 272                 612               2,594                 4,093
  UCC and Other Services                                (154)               (224)             (2,608)               (6,329)
  Legal and Professional                                 339                 340               2,753                 2,497
  Sales and Shipping                                      39                  89                 809                   929
  Insurance                                              400                 491               3,353                 3,066
  Miscellaneous                                          (18)                257                 411                   290
  Credit Card Services                               (21,731)(a)             (55)            (22,027)                 (394)
                                                   ---------         -----------           ---------             ---------
Total Selling, General and Administrative Expenses    (1,476)             28,757             167,017               287,965

Other expense/(income), net                               (8)               (840)              1,392               (14,777)

FORM OPR-5     SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                ACTIVITY          ACTIVITY        ACTIVITY YTD      ACTIVITY YTD
                                                              JULY 30, 2001     JULY 31, 2000    JANUARY 1, 2001   JANUARY 3, 2000
                                                                 THROUGH           THROUGH           THROUGH           THROUGH
                                                             AUGUST 26, 2001   AUGUST 27, 2000   AUGUST 26, 2001   AUGUST 27, 2000
                                                             ---------------   ---------------   ---------------   ---------------
Restructuring charge (credit)                                        --               (694)               --             (2,524)
Depreciation and amortization                                     3,058              2,975            27,110             25,739
                                                                 ------           --------          --------          ---------
Earnings (loss) before interest, reorganization items,
  and income tax                                                  7,060            (18,633)          (43,481)          (102,722)
Interest expense -- debt                                          2,828              2,470            24,959             23,651
Interest expense -- capitalized leases                              253                367             2,111              2,404
                                                                 ------           --------          --------          ---------
Earnings (loss) before reorganization items, and income
  tax                                                             3,979            (21,470)          (70,551)          (128,777)

Reorganization Items:

  Severance                                                          --                 --                --              9,423
  Legal and Professional                                          1,073              2,193            16,536             27,684
  Miscellaneous                                                     219                257             1,863              1,893
  Loss (Gain) on Disposal of Assets                                 (20)             3,555             1,027              3,774
  Close Store Charges                                                --               (111)               21               (261)
                                                                 ------           --------          --------          ---------
  Total Reorganization Items                                      1,272              5,894            19,447             42,513

Earnings (loss) before income tax                                 2,707            (27,364)          (89,998)          (171,290)
  Income tax benefit                                                 --                 --                --                 --
  Cumulative Effect of Change in
     Accounting Principles                                           --                 --                --                 --
                                                                 ------           --------          --------          ---------
Net earnings (loss)                                              $2,707           $(27,364)         $(89,998)         $(171,290)
                                                                 ======           ========          ========          =========

Notes:
(a) Primarily a result of reversals of loss reserves due to the settlement of the World Financial Network National Bank ("WFNNB") matter.


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